SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 22, 2004

Knight-Ridder, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, Suite 1500, San Jose, California	95113

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 938-7700

Inapplicable

(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Knight-Ridder, Inc. Earnings Press Release dated July 22, 2004
99.2	Knight-Ridder, Inc. June Statistical Report Press Release dated July 22, 2004

Item 12. Results of Operations and Financial Condition

     On July 22, 2004, Knight-Ridder, Inc. issued a press release announcing the Company’s earnings for the quarter ended June 27, 2004. The Company also issued a press release on July 22, 2004 announcing the Company’s statistical report for the month ended June 27, 2004. Copies of these press releases are furnished as exhibits to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By:	/s/ Carlos Abaunza

Carlos Abaunza
Vice President and Controller

Dated: July 22, 2004

EXHIBIT INDEX

Exhibit
Number	Name

99.1	Knight-Ridder, Inc. Earnings Press Release dated July 22, 2004
99.2	Knight-Ridder, Inc. June Statistical Report Press Release dated July 22, 2004